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                                                                 [FINAL VERSION]

                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                  KEY INDEPENDENT REPRESENTATIVES STOCK OPTION PLAN

                           Adopted as of February 28, 1997

    1.   PURPOSE.

         OPPORTUNITY TO PURCHASE STOCK. The purpose of the Plan is to provide a means by which selected Consultants Who Are Independent Sales Representatives to the Company and its Affiliates may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now Consultants Who Are Independent Sales Representatives to the Company and its Affiliates, to secure and retain the services of new Consultants Who Are Independent Sales Representatives, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

    2.   DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) respectively, of the Code, whether such corporations are now or hereafter existing.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Change of Control" means the occurrence, at any time after January 1, 1997, of (i) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company or the transfer of ownership of any voting stock of the Company to any Person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act) of Persons as a consequence of which those Persons who held all of the voting stock of the Company immediately prior to such merger, consolidation or transfer do not hold either directly or indirectly a majority of the voting stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger, consolidation or transfer; (ii) the sale of all or substantially all of the assets of the Company to any Person or "group", of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iii) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months all or any portion of which is after (i) the date set forth above, and
(ii) the date the Company first has securities


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registered under Section 12 of the Exchange Act, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors.

         (d)  "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Board of Directors of the Company unless a separate committee has been appointed by the Board in accordance with Section 3(c) of the Plan.

         (f) "Common Stock" means the common stock, par value $.01 per share, of the Company.

         (g) "Company" means National Telephone & Communications, Inc., a Delaware corporation.

         (h) "Consultant Who Is An Independent Sales Representative" means any person, including an advisor or a Director, engaged by the Company or an Affiliate to render independent sales services and who has entered into an Independent Representative Agreement with the Company or any Affiliate.

         (i) "Continuing Directors of the Company" means with respect to any period of 12 consecutive months, (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any members of the Board of Directors of the Company elected after the first day of such period at any annual meeting of Stockholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such nomination, and
(iii) any members of the Board of Directors of the Company elected to succeed Continuing Directors by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such election.

         (j) "Continuous Status as Consultant Who Is An Independent Sales Representative" means the continuance without interruption, suspension or termination of the Independent Representative Agreement of any Consultant Who Is An Independent Sales Representative.

         (k)  "Director" means a member of the Board.

         (l)  "Disability" means permanent and total disability as defined in
Section 22(e)(3) of the Code.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
         (n) "Fair Market Value" means, as of any date, the value of the Common Stock or the Options determined as follows:


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              (i)   If the Common Stock or the Options are listed on any
         established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock or an Option, as the case may be, shall be the closing sales price for such stock or Option on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock or the Options), as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable;

             (ii) If the Common Stock or the Options are quoted on the NASDAQ System (but not on the National Market System thereof) or are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock or an Option, as the case may be, shall be the mean of the closing bid and asked prices for the Common Stock or the Options on the date of determination (or, if such prices are not reported on such date, such prices as reported on the nearest preceding date), as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; or

             (iii) If the Fair Market Value is not determined pursuant to (i) or (ii) above, then the Fair Market Value shall be determined in good faith by the Committee.

         (o) "Independent Representative Agreement" means a valid and binding agreement between a Consultant Who Is An Independent Sales Representative and the Company or any of its Affiliates pursuant to which such Consultant agrees, among other things, to provide sales and related services to the Company or any of its Affiliates.

         (p) "Non-Employee Director" means a Director who is considered to be a "non-employee director" in accordance with Section (b)(3)(i) of Rule 16b-3, and any other applicable rules, regulations and interpretations of the Securities and Exchange Commission.

         (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r)  "Option" means a stock option granted pursuant to the Plan.

         (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (t) "Optioned Shares" means with respect to any Option the Shares subject to the Option.


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         (u)  "Optionee" means a Consultant who holds an outstanding Option.

         (v)  "Person" means an individual or entity.

         (w) "Plan" means this National Telephone & Communications, Inc. Key Independent Representatives Stock Option Plan.

         (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

         (y)  "Securities Act" means the Securities Act of 1933, as amended.

         (z) "Shares" means shares of Common Stock, as adjusted in accordance with Section 10.

        (aa)  "Vest" has the meaning specified in Section 6(f).

    3.   ADMINISTRATION.

         (a)  ADMINISTRATION.  The Plan shall be administered by the Committee.

         (b) POWERS. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:


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              (i)     grant or sell Options, provided that the purchase price
                      of any Option which is sold, rather than granted, shall not exceed the Fair Market Value of such Option on the date of the offer by the Company to sell the Option;

              (ii) determine, in accordance with Section 6 of the Plan, the Fair Market Value per Share;

              (iii) determine, in accordance with Section 6 of the Plan, the exercise price per Share at which Options may be exercised;

              (iv) determine the Consultants Who Are Independent Sales Representatives to whom, and the time or times at which, Options shall be granted, the number of Optioned Shares subject to each Option and the vesting of such Options;

              (v) determine the terms and provisions of each Option granted (which need not be identical) and the forms of Option Agreements and, subject to Section 11, to modify or amend any outstanding Option;

              (vi)    accelerate the exercise date of any outstanding Option;

              (vii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee;

              (viii)  amend the Plan as provided in Section 11;

              (ix) construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration of the Plan, subject to Section 11, including correcting any defect, omission or inconsistency in the Plan or in any Option Agreement, in any manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

              (x)     authorize the sale of Shares hereunder;

              (xi) effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and grant in substitution therefor new Options relating to the same or different numbers of Shares, but having an exercise price per Share consistent with Section 6(b) at the date of the new Option grant;


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              (xii)   determine the purchase price of Options that are sold
                      rather than granted and when such purchase price will be paid; and

              (xiii) make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the preceding provisions of this Section 3(b), after the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act the Option Agreement for each Option granted to a Director or Officer of the Company shall contain a requirement that the Optionee hold Shares acquired upon exercise of the Option for a period of six (6) months following the date of such acquisition. The Board or the Committee may expressly declare that the requirement of the preceding sentence shall not apply.

         (c) COMMITTEE. The Board may appoint a committee composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All of the members of such committee shall be Non-Employee Directors, if required under Section 3(d). From time to time, the Board may increase the size of such committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), all to the extent permitted by the requirement of Rule 16b-3(d) that such committee be composed solely of two or more Non-Employee Directors. In addition, the Board may remove all members of the committee and thereafter directly administer the Plan.

         (d) EXCHANGE ACT REGISTRATION. Any requirement that a Committee of the Board designated by the Board to administer the Plan be composed exclusively of Non-Employee Directors shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Non-Employee Director shall otherwise comply with the requirements of Rule 16b-3.

         (e) NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive Options (whether or not such persons are similarly situated). Without limiting the generality of the preceding sentence, the Committee shall be entitled to make non-uniform and selective determinations, and to enter into non- uniform and selective Option Agreements as to (i) the Consultants Who Are Independent Sales Representatives to receive Options and (ii) the terms and provisions of the Option Agreements.

    4.   SHARES SUBJECT TO THE PLAN.

         (a) NUMBER OF SHARES. Subject to the provisions of Section 10 relating to adjustments upon changes in the Common Stock, the number of Shares that may be sold pursuant to Options is up to 2,884,615 Shares. The exact number of Shares subject to Options awarded or sold under the Plan is dependent upon whether the Company achieves certain sales goals established by the Board for certain fiscal periods of the Company. At no time shall the


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total number of Shares (i) issuable upon the exercise of all outstanding options to purchase Shares issued by the Company (including the Options) and (ii) provided for under any stock bonus or similar plan of the Company exceed sixty percent (60%) of the then outstanding Shares. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the Optioned Shares not purchased under such Option shall revert to and again become available for issuance under the Plan unless the Plan shall have terminated; provided, however, that Shares that have been actually issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan.

         (b) SHARES SUBJECT TO THE PLAN. The Shares subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

    5.   ELIGIBILITY.

         (a) CONSULTANTS. Options may be granted or sold only to Consultants Who Are Independent Sales Representatives who meet such requirements as may from time to time be established by the Committee.

         (b) DIRECTORS. A Director shall only be eligible for the benefits of the Plan if he or she is also a Consultant Who Is An Independent Sales Representative.

    6.   OPTION PROVISIONS.

         Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. In the event any provisions of the Option Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Option Agreements need not be uniform, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

         (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted and the term of each Option shall be stated in the Option Agreement.

         (b) PRICE. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of each Share subject to the Option on the date the Option is granted.

         (c) CONSIDERATION. The purchase price of Shares acquired pursuant to an Option shall be paid in cash or check.

         (d) EXERCISE. Subject to Section 9(f), an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company by cash or check. Each Optionee who exercises an Option shall, upon notification of


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the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company by cash or check, amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

         (e) NON-TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person.

         (f) VESTING. The total number of Shares subject to an Option will become exercisable ("Vest") in not less than four, equal installments on each anniversary of the date of the grant of the Option. Notwithstanding the immediately preceding sentence, Options to purchase 480,769 Shares shall Vest on June 30, 1998 and Options to purchase 480,769 Shares shall Vest on June 30, 1999. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any Shares then remaining subject to the Option. The provisions of this subsection are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised. Options may not be exercised for fractional Shares.

         (g) ACCELERATION OF VESTING. In the event that the Company consummates the sale of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act prior to January 1, 1998, the Vesting of the Options to purchase 480,769 Shares which are referred to in the second sentence of Section 6(f) as Vesting on June 30, 1998 shall accelerate so that such Options shall Vest on the date which is 180 days after the sale of Shares in a bona fide underwriting.

         (h) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under Section 6(e), as a condition of exercising any such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates evidencing Shares issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the


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transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of an Option.

         (i) TERMINATION OF RELATIONSHIP AS A CONSULTANT WHO IS AN INDEPENDENT SALES REPRESENTATIVE. In the event an Optionee's Continuous Status as a Consultant Who Is An Independent Sales Representative terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option but only prior to the earlier of the (i) expiration of thirty (30) days after the date of such termination and (ii) expiration of the term of such Option as set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise his or her Option on the date of such termination. If, on the date of such termination, the Optionee is not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option in respect of all of the Optioned Shares within the time specified in the Option Agreement, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.

         (j) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as a Consultant Who Is An Independent Sales Representative terminates as a result of the Optionee's Disability, the Optionee or his or her personal representative may exercise his or her Option within one (1) year from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), and only to the extent that the Optionee was entitled to exercise the Option on the date of such termination. If, on the date of such termination, the Optionee is not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after such termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.

         (k) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within one (1) year following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, and only to the extent the Optionee was entitled to exercise the Option on the date of death. If, on the date of death, the Optionee was not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after such death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option in respect of all of the Optioned Shares within the time specified herein, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.


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         (l)  PROVISIONS REGARDING OPTIONS WHICH ARE SOLD RATHER THAN GRANTED.
The purchase price of any Option which is sold rather than granted shall not exceed the Fair Market Value of such Option on the date of the offer by the Company to sell the Option. The purchase price of Options shall be paid in cash, by check or by debit by the Company of the Optionee's commission and/or bonus account at such time or times as the Board or the Committee shall determine. The purchase price of each Option which is sold, rather than granted, shall constitute general corporate funds of the Company and the Optionee shall have no rights with respect thereto (including without limitation any right to receive a refund thereof).

    7.   COVENANTS OF THE COMPANY.

         (a) RESERVATION OF SHARES. During the terms of the Options, the Company shall keep available at all times and shall reserve the number of Shares required to satisfy such Options upon exercise thereof.

         (b) REGULATORY APPROVALS. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any Shares issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Option unless and until such authority is obtained.

    8.   USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Shares pursuant to Options shall constitute general funds of the Company.

    9.   MISCELLANEOUS.

         (a) ACCELERATION OF VESTING. In addition to the acceleration of Vesting described in Section 6(g), the Committee shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will Vest pursuant to Section 6(f), notwithstanding the provisions of the Option Agreement stating the time at which it may first be exercised or the time during which it will Vest.

         (b) NO RIGHTS AS STOCKHOLDER. Neither an Optionee nor any person to whom an Option is transferred under Section 6(e) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Option including but not limited to, rights to vote or to receive dividends unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and such person has become a record holder of such Shares.


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

         (c) NO RIGHT TO CONTINUE AS CONSULTANT WHO IS AN INDEPENDENT SALES REPRESENTATIVE. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Consultant Who Is An Independent Sales Representative or Optionee any right to continue acting as a Consultant or shall affect the right of the Company or any Affiliate to terminate the relationship of any Consultant Who Is An Independent Sales Representative or Optionee.

         (d) DATE OF GRANT. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant. In the case of an Option which is sold, rather than granted, the date of sale shall be the date that the offeree accepts the Company's offer to sell him an Option.

         (e) RULE 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by either the Board or the Committee fails to so comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (f) CONDITIONS UPON EXERCISE OF OPTIONS. Notwithstanding any other provisions, Shares shall not be issued and Options shall not be exercised unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (g) PAYMENT OF TAXES UPON EXERCISE OF OPTIONS. The Committee may, in its discretion, condition the issuance and delivery of Shares following the exercise of an Option upon the payment in cash or by check of all federal, state and local taxes that may be required to be withheld or paid by the Company or any Affiliate in connection with the exercise of any Option.

         (h) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Shares exceed, as of the date of a grant, the number of Shares that may be issued under the Plan, such Option shall be void with respect to such excess Optioned Shares, unless approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 11(c) of the Plan.

         (i) NOTICE. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become


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effective when it is received.  Any written notice to Optionees required by any provisions of the Plan shall be addressed to the Optionee at the address on file with the Company and shall become effective three (3) days after it is mailed by certified mail, postage prepaid to such address, or at the time of delivery if delivered sooner by messenger or overnight courier.

    10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR
         MERGER.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the maximum number of shares of Common Stock subject to the Plan, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Optioned Shares.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable.

         (c) MERGER OR ASSET SALE. Subject to Section 10(d), in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the stockholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor entity or an Affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Optioned Shares, including Shares as to which the Option would not otherwise be vested. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of twenty (20) days from the date of such notice or such shorter period as the Committee may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this
Section 10(c), the Option shall be considered assumed if, following the merger, restructure, reorganization, consolidation or sale of assets, the Option confers the right to purchase, for each Optioned Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of shares of Common Stock for each share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger, restructure, reorganization consolidation or sale of assets was not solely common equity of the successor entity or its Affiliate, the Committee may provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely common stock of the successor entity or its Affiliate equal in fair market value to the per share consideration received by holders of shares of Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

         (d) CHANGE OF CONTROL. Notwithstanding anything to the contrary, the Committee may grant options which provide for the acceleration of the Vesting of Optioned Shares upon a Change of Control. Such provisions shall be set forth in the Option Agreement.

    11.  AMENDMENT OF THE PLAN.

         (a) AMENDMENTS BY THE COMMITTEE. The Committee at any time, and from time to time, may amend the Plan; provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.


         (b) COMPLIANCE WITH THE CODE AND RULE 16b-3. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and/or Options granted under it into compliance with the Code and with Rule 16b-3.

         (c) BOARD APPROVAL. Notwithstanding anything to the contrary, the approval of the Board shall be required for any amendment to Section 4(a) of the Plan.

    12.  TERMINATION OR SUSPENSION OF THE PLAN.

         The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 28, 2007. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

    13.  EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board.

    14.  INFORMATION REQUIREMENT.

         The Company shall provide financial statements of the Company (which need not be audited) to each Optionee during each calendar year in which the Optionee either (i) is the record owner of the Shares or (ii) may exercise his or her Option.

    15.  GOVERNING LAW.

         The Plan shall be interpreted, construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                                                                           GRANT


                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                           KEY INDEPENDENT REPRESENTATIVES
                              STOCK OPTION PLAN ("Plan")
                                STOCK OPTION AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement ("Option Agreement").

I.  NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address       -----------------------------------------
                                  -----------------------------------------
                                  -----------------------------------------

    You have been granted an option to purchase shares of the Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

    Date of Grant                           ________________________
    Exercise Price per Share                ________________________
    Total Number of Optioned Shares         ________________________
    Total Exercise Price                    $ ______________________
    Expiration Date                         ________________________*
    (No more than 10 years from date
    of grant)

    VESTING

[NOTE VESTING PROVISIONS WILL DIFFER BASED UPON WHEN AN OPTION IS GRANTED. OPTIONS TO PURCHASE 480,769 SHARES WILL CONTAIN THE FOLLOWING VESTING PROVISIONS.]

    This Option may be exercised at any time after June 30, 1998 and prior to the Expiration Date.

---------
*Initial series of grants will all be 5 years.



    ACCELERATION OF VESTING

    In the event that the Company consummates the sale of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, prior to January 1, 1998, the vesting of the Optioned Shares described in clause (i) under the Vesting section above shall accelerate so that such Optioned Shares shall Vest on the date which is 180 days after the sale of Shares in a bona fide underwriting.

    In addition, in the event of a Change of Control after January 1, 1997, the Optionee shall in such event have the right immediately prior to such event to exercise Optionee's Option in whole or part without regard to the vesting provisions set forth above.

    TERMINATION PERIOD

    This Option may be exercised as to your vested Option Shares prior to the expiration of thirty (30) days after termination of the Optionee's Independent Representative Agreement with the Company, but not after the expiration of such thirty (30) day period. Upon the death or disability of the Optionee, this Option may be exercised as to your vested Optioned Shares for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Expiration Date as provided above.

II.      AGREEMENT

         1. GRANT OF OPTION. The Committee hereby grants to the Optionee named in Section I of this Option Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in Section I, at the exercise price per Share set forth in Section I (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. The Optionee may review a copy of the Plan at the office of the Secretary of the Company at 2801 Main Street, Irvine, California 92614.

         2.   EXERCISE OF OPTION.

              a. RIGHT TO EXERCISE. The Option is exercisable during its term in accordance with the Vesting provisions set forth in Section I. In the event of the Optionee's death, Disability or other interruption, suspension or termination of the Optionee's Independent Representative Agreement, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

              b. METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares in cash or by check and shall be accompanied by the payment in cash or by check of all amounts necessary to satisfy applicable federal, state and local tax withholding requirements. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

              c. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

              d. The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

         3. METHOD OF PAYMENT. The purchase price of Exercised Shares acquired pursuant to the Option shall be paid in cash or by check.

         4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. TERM OF OPTION. This Option may be exercised only on or before the expiration date set forth in Section I and may be exercised only in accordance with the Plan and the terms of this Option Agreement.

         6. TAX CONSEQUENCES. The exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES OF COMMON STOCK ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

         7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof. This Option Agreement is governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws.

    8. WARRANTIES, REPRESENTATIONS AND COVENANTS. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. The Optionee further agrees to notify the Company promptly upon any change in the residence address indicated below.

OPTIONEE:                    NATIONAL TELEPHONE &
                              COMMUNICATIONS, INC.,
                             a Delaware corporation


                             By:
------------------------          -----------------------------------
Signature

------------------------     Title:  Chairman and Chief Executive Officer
Print Name


Residence Address:

------------------------

------------------------

                                                                       EXHIBIT A


                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                           KEY INDEPENDENT REPRESENTATIVES
                                  STOCK OPTION PLAN
                                   EXERCISE NOTICE


National Telephone & Communications, Inc.
2801 Main Street
Irvine, California  92614

Attention:  Secretary

    1. EXERCISE OF OPTION. Effective as of today, ____________, 199__, the undersigned ("Purchaser") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of National Telephone & Communications, Inc. (the "Company") under and pursuant to the National Telephone & Communications, Inc. Key Independent Representatives Stock Option Plan (the "Plan") and the Stock Option Agreement dated _____________, 199__ (the "Option Agreement"). The purchase price for the Shares shall be $________________, as specified in the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

    3. REPRESENTATION OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and this Option Agreement and agrees to abide by and be bound by their conditions.

    4. RIGHTS OF STOCKHOLDER. Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares for which such Option may be exercised including, but not limited to, rights to vote or to receive dividends unless and until Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 10 of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. This agreement is governed by the laws of the State of Delaware without giving effect to principles of conflict of laws.

Submitted by:                Accepted by:

PURCHASER:                   NATIONAL TELEPHONE &
                              COMMUNICATIONS, INC.


                                  By:
-------------------------              ----------------------------------
Signature                         Its:
                                       ----------------------------------

-------------------------
Print Name

Address:                          Address:

------------------------          -------------------------
------------------------          -------------------------

                                                                            Sale
                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                           KEY INDEPENDENT REPRESENTATIVES
                              STOCK OPTION PLAN ("Plan")
                           STOCK OPTION OFFER AND AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Offer and Agreement ("Option Agreement").

I.  NOTICE OF OFFER TO PURCHASE STOCK OPTION

Optionee's Name and Address
                                  -----------------------------------------
                                  -----------------------------------------
                                  -----------------------------------------

    You are hereby offered the right to purchase an option to purchase shares of the Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

    Option Purchase Price                   ________________________
    Date of Offer                           ________________________
    Exercise Price per Share                ________________________
    Total Number of Optioned Shares         ________________________
    Total Exercise Price                    $ ______________________
    Expiration Date                         ________________________*
    (No more than 10 years from date
    of sale)

    VESTING

     [NOTE VESTING PROVISIONS WILL DIFFER BASED UPON WHEN AN OPTION IS GRANTED. OPTIONS TO PURCHASE 480,769 SHARES WILL CONTAIN THE FOLLOWING VESTING PROVISIONS.]

    This Option may be exercised at any time after June 30, 1998 and prior to the Expiration Date.

_________
*Initial series of sales will all be 5 years.

    ACCELERATION OF VESTING

    In the event that the Company consummates the sale of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, prior to January 1, 1998, the vesting of the Optioned Shares described in clause
(i) under the Vesting section above shall accelerate so that such Optioned Shares shall Vest on the date which is 180 days after the sale of Shares in a bona fide underwriting.

    In addition, in the event of a Change of Control after January 1, 1997, the Optionee shall in such event have the right immediately prior to such event to exercise Optionee's Option in whole or part without regard to the vesting provisions set forth above.

    TERMINATION PERIOD

    This Option may be exercised as to your vested Option Shares prior to the expiration of thirty (30) days after termination of the Optionee's Independent Representative Agreement with the Company, but not after the expiration of such thirty (30) day period. Upon the death or disability of the Optionee, this Option may be exercised as to your vested Optioned Shares for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Expiration Date as provided above.

II. ACCEPTANCE

    You may accept the offer contained in this Stock Option Offer and Agreement by signing and dating this Stock Option Offer and Agreement in the space below your name on the last page hereof without making any changes hereto and returning the signed Stock Option Offer and Agreement to the Secretary of the Company at 2801 Main Street, Irvine, California 92614 within thirty (30) days of the Date of Offer set forth in Section I. If you make any changes to this Stock Option Offer and Agreement, you shall be deemed to have rejected this Stock Option Offer and Agreement and it shall be null and void. If you do not sign and return this Stock Option Offer and Agreement within thirty (30) days of the Date of Offer set forth in Section I, the offer contained in this Stock Option Offer and Agreement shall be deemed to have lapsed and this Stock Option Offer and Agreement shall be null and void.

III.   AGREEMENT

    1. OFFER TO PURCHASE OPTION. The Committee hereby offers to the Optionee named in Section I of this Option Agreement (the "Optionee"), the right to purchase an option (the "Option") to purchase the number of Shares set forth in
Section I, at the Option Purchase Price and at the exercise price per Share set forth in Section I (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. The Optionee may review a copy of the Plan at the office of the Secretary of the Company at 2801 Main Street, Irvine, California 92614.

    2.   Exercise of Option.

         a. RIGHT TO EXERCISE. The Option is exercisable during its term in accordance with the Vesting provisions set forth in Section I. In the event of the Optionee's death, Disability or other interruption, suspension or termination of the Optionee's Independent Representative Agreement, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

         b. METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares in cash or by check and shall be accompanied by the payment in cash or by check of all amounts necessary to satisfy applicable federal, state and local tax withholding requirements. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         c. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         d. The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

    3. METHOD OF PAYMENT OF OPTION PURCHASE PRICE. The Option Purchase Price shall be paid by debiting your bonus and commission accounts in the amount of $_______ for _____ months following the month in which the Secretary of the Company receives the original of this Stock Option Offer and Agreement which has been accepted by you.

    4. METHOD OF PAYMENT OF EXERCISE PRICE. The purchase price of Exercised Shares acquired pursuant to the Option shall be paid in cash or by check.

    5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    6. TERM OF OPTION. This Option may be exercised only on or before the expiration date set forth in Section I and may be exercised only in accordance with the Plan and the terms of this Option Agreement.

    7. TAX CONSEQUENCES. The exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES OF COMMON STOCK ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

    8. CONCERNING THE OPTION PURCHASE PRICE. The Option Purchase Price shall constitute general corporate funds of the Company and you shall have no rights with respect thereto (including without limitation any right to receive a refund thereof). In the event that you exercise the Option, the Option Purchase Price will be applied against the purchase price of the Exercised Shares. IN THE EVENT THAT YOU DO NOT FOR ANY REASON EXERCISE THE OPTION (INCLUDING WITHOUT LIMITATION THE FAILURE OF ALL OR PART OF THE OPTIONED SHARES TO VEST OR EXPIRATION OF THE OPTION), YOU SHALL NOT BE ENTITLED TO A REFUND OF ANY PART OF THE OPTION PURCHASE PRICE.

    9. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof. This Option Agreement is governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws.

    10. WARRANTIES, REPRESENTATIONS AND COVENANTS. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. The Optionee further agrees to notify the Company promptly upon any change in the residence address indicated below.

                        NATIONAL TELEPHONE &
                          COMMUNICATIONS, INC.,
                        a Delaware corporation


                        By:
                           ----------------------------------------
                           Title:  Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:

OPTIONEE:


-------------------------------
Signature

-------------------------------
Print Name

Date:
    --------------------------



Residence Address:

-------------------------------

-------------------------------

                                                                       EXHIBIT A


                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                           KEY INDEPENDENT REPRESENTATIVES
                                  STOCK OPTION PLAN
                                   EXERCISE NOTICE

National Telephone & Communications, Inc.
2801 Main Street
Irvine, California  92614

Attention:  Secretary

    1. EXERCISE OF OPTION. Effective as of today, ____________, 199__, the undersigned ("Purchaser") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of National Telephone & Communications, Inc. (the "Company") under and pursuant to the National Telephone & Communications, Inc. Key Independent Representatives Stock Option Plan (the "Plan") and the Stock Option Agreement dated _____________, 199__ (the "Option Agreement"). The purchase price for the Shares shall be $________________, as specified in the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

    3. REPRESENTATION OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and this Option Agreement and agrees to abide by and be bound by their conditions.

    4. RIGHTS OF STOCKHOLDER. Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares for which such Option may be exercised including, but not limited to, rights to vote or to receive dividends unless and until Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 10 of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. This agreement is governed by the laws of the State of Delaware without giving effect to principles of conflict of laws.

Submitted by:                Accepted by:

PURCHASER:                   NATIONAL TELEPHONE &
                              COMMUNICATIONS, INC.


                             By:
-------------------------        ----------------------------------
Signature                    Its:
                                 ----------------------------------

-------------------------
Print Name

Address:                     Address:

------------------------     -------------------------
------------------------     -------------------------

                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
              1996 SENIOR EXECUTIVE AND CONSULTANT CONVERTIBLE DEBT PLAN

                           Adopted as of February 28, 1997
    1.   PURPOSES.

         (a) OPPORTUNITY TO PURCHASE CONVERTIBLE DEBT UNITS. The purpose of the Plan is to provide a means by which selected Senior Executives of and Consultants to the Company may be granted an opportunity to purchase Convertible Debt Units of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now Senior Executives of or Consultants to the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

    DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) respectively, of the Code, whether such corporations are now or hereafter existing.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Change of Control" means the occurrence, at any time after January 1, 1997, of (i) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company or the transfer of ownership of any voting stock of the Company to any Person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act), of Persons as a consequence of which those Persons who held all of the voting stock of the Company immediately prior to such merger, consolidation or transfer do not hold either directly or indirectly a majority of the voting stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger, consolidation or transfer; (ii) the sale of all or substantially all of the assets of the Company to any Person or "group", of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iii) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months all or any portion of which is after (i) the date set forth above, and
(ii) the date the Company first has securities registered under Section 12 of the Exchange Act, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors.

         (d)  "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Board of Directors of the Company unless a separate committee has been appointed by the Board in accordance with Section 3(c) of the Plan.

         (f) "Common Stock" means the common stock, par value $.01 per share, of the Company.

         (g) "Company" means National Telephone & Communications, Inc., a Delaware corporation.

         (h) "Consultant" means any person engaged by the Company to render services and who is compensated for such services.

         (i) "Continuing Directors of the Company" means with respect to any period of 12 consecutive months, (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any members of the Board of Directors of the Company elected after the first day of such period at any annual meeting of stockholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such nomination, and
(iii) any members of the Board of Directors of the Company elected to succeed Continuing Directors by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such election.

         (j) "Convertible Debt Units" means units of the Company which (i) are convertible into Shares, (ii) bear interest at a rate per annum determined by the Committee and (iii) are otherwise in the form of Schedule I hereto.

         (k)  "Director" means a member of the Board.

         (l)  "Disability" means permanent and total disability as defined in
Section 22(e)(3) of the Code.

         (m) "Employee" means any person employed by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the date of determination (or, if no such price is reported an such date, such price as reported on the nearest preceding day) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock), as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination (or, if such prices are not reported on such date, such prices as reported on the nearest preceding date), as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; or

              (iii)     If the Fair Market Value is not determined pursuant to
         (i) or (ii) above, then the Fair Market Value shall be determined in good faith by the Committee.

         (p) "Grant Agreement" means a written agreement between the Company and a Grantee evidencing the terms and conditions of the grant of Convertible Debt Units to an individual. Each Grant Agreement shall be subject to the terms and conditions of the Plan.

         (q) "Grantee" means a Senior Executive or Consultant who holds outstanding Convertible Debt Units.

         (r) "Lock-Up Agreement" means a written agreement between the Company, the underwriter or underwriters of the Shares and the Grantee pursuant to which the Grantee agrees that he will not offer, sell, contract to sell or otherwise dispose of up to one hundred percent (100%) of the Convertible Debt Units or Shares issued upon the conversion thereof for a period not to exceed 180 days after the commencement by such underwriter or underwriters of an offering of the Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act.

         (s) "Non-Employee Director" means a Director who is considered to be a "non-employee director" in accordance with Section (b)(3)(i) of Rule 16b-3, and any other applicable rules, regulations and interpretations of the Securities and Exchange Commission.

         (t)        "Note" has the meaning specified in Section 6(c).

         (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (v)        "Person" means an individual or entity.

         (w) "Plan" means this National Telephone & Communications, Inc. 1996 Senior Executive and Consultant Convertible Debt Plan.

         (x) "Purchase Price" means the purchase price to be paid by a Grantee for his Convertible Debt Units.

         (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

         (z) "Securities Act" means the Securities Act of 1933, as amended.

         (aa) "Senior Executive" means the Chairman and Chief Executive Officer, the President, the Executive Vice President and any Senior Vice President of the Company.

         (bb) "Shares" means shares of Common Stock, as adjusted in accordance with Section 10.

    3.   ADMINISTRATION.

         (a) ADMINISTRATION. The Plan shall be administered by the Committee.

         (b) POWERS. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:

                 (i)    grant Convertible Debt Units;

                 (ii)   determine, in accordance with Section 6 of the Plan and
                 Schedule I to the Plan, the Purchase Price of the Convertible Debt Units and the interest rates and other terms and provisions of Convertible Debt Units;

                 (iii) determine the Senior Executives and Consultants to whom, and the time or times at which, Convertible Debt Units shall be granted, the number of Convertible Debt Units granted and the vesting of such Convertible Debt Units;

                 (iv)   determine the forms of Grant Agreements and, subject to
                 Section 11, to modify or amend any outstanding Convertible Debt Unit;

                 (v) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of a Convertible Debt Unit previously granted by the Committee;

                 (vi)   amend the Plan as provided in Section 11;

                 (vii) construe and interpret the Plan and Convertible Debt Units granted under it, and to establish, amend and revoke rules and regulations for its administration of the Plan, subject to Section 11, including correcting any defect, omission or inconsistency in the Plan or in any Grant Agreement, in any manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

                 (viii)  authorize the sale of Shares hereunder;

                 (ix)    determine the terms and provisions of the Notes;

                 (x) negotiate the duration, number of Convertible Debt Units subject to, and other terms and provisions of the Lock-Up Agreements;

                 (xi) effect, at any time and from time to time, with the consent of the affected Grantee, the cancellation of any or all outstanding Convertible Debt Units and grant in substitution therefor new Convertible Debt Units relating to the same or different numbers of Convertible Debt Units; and

                 (xii) make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the preceding provisions of this Section 3(b), after the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act the Grant Agreement for each Convertible Debt Unit granted to a Director or Officer of the Company shall contain a requirement that the Grantee hold Shares acquired upon conversion of the Convertible Debt Units for a period of six (6) months following the date of such acquisition. The Board or the Committee may expressly declare that the requirement of the preceding sentence shall not apply.

         (c) COMMITTEE. The Board may appoint a committee composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All of the members of such committee shall be Non-Employee Directors, if required under Section 3(d). From time to time, the Board may increase the size of such committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), all to the extent permitted by the requirement of Rule 16b-3(d) that such committee be composed solely of two or more Non-Employee Directors. In addition, the Board may remove all members of the committee and thereafter directly administer the Plan.

         (d) EXCHANGE ACT REGISTRATION. Any requirement that a committee of the Board designated by the Board to administer the Plan be composed exclusively of Non-Employee Directors shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Non-Employee Director shall otherwise comply with the requirements of Rule 16b-3.

         (e) NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive Convertible Debt Units (whether or not such persons are similarly situated). Without limiting the generality of the preceding sentence, the Committee shall be entitled to make non-uniform and selective determinations, and to enter into non-uniform and selective Grant Agreements as to (i) the Senior Executives or Consultants to receive Convertible Debt Units and (ii) the terms and provisions of the Grant Agreements.

    4.   SHARES SUBJECT TO THE PLAN.

         (a) NUMBER OF SHARES. Subject to the provisions of Section 10 relating to adjustments upon changes in the Common Stock, the number of Shares that may be purchased pursuant to the conversion of Convertible Debt Units granted under the Plan is 2,664,231 Shares. If any Convertible Debt Units shall for any reason expire or otherwise terminate without having been converted, the Shares subject to such unconverted Convertible Debt Units shall revert to and again become available for issuance under the Plan unless the Plan shall have terminated; provided, however, that Shares that have been actually issued under the Plan shall not be returned to the Plan and shall not become available for future grants of Convertible Debt Units under the Plan.

         (b) STOCK SUBJECT TO THE PLAN. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

    5.   ELIGIBILITY.

         Convertible Debt Units may be granted only to Senior Executives and Consultants who meet such requirements as may from time to time be established by the Committee.

    6.   GRANT PROVISIONS.

         Each Grant Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. In the event any provisions of the Grant Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Grant Agreements need not be uniform, but each Grant Agreement shall include (through incorporation of provisions hereof by reference in the Grant Agreement or otherwise) the substance of each of the following provisions:

         (a) TERM. No Convertible Debt Unit shall be convertible for Shares after the expiration of five (5) years from the date it was granted and the term of each Convertible Debt Unit shall be stated in the Grant Agreement.

         (b) PRICE. The Purchase Price of each Convertible Debt Unit shall be not less than one hundred percent (100%) of the Fair Market Value on the date that such Convertible Debt Unit was granted of each Share into which such Convertible Debt Unit may be converted.

         (c) CONSIDERATION. The Purchase Price of Convertible Debt Units shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check, or (ii) by the Grantee executing and delivering to the Company his promissory note (the "Note") in the principal amount of the Purchase Price and in substantially the form of
Schedule I hereto. The price to be paid for Shares issued upon conversion of Convertible Debt Units shall be paid by cash or check.

         (d) INTEREST. Interest on the Notes shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the Notes.

         (e) TRANSFERABILITY. The Convertible Debt Units shall be subject to such restrictions on transfer as the Committee may determine. Each Grant Agreement shall provide that no less than thirty (30) days prior to the commencement of any offering of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act, the Grantee shall execute and deliver a Lock-Up Agreement with respect to up to one hundred percent (100%) of the Convertible Debt Units owned by him and all Shares issued upon the conversion thereof in a form negotiated by the Committee (which form of Lock-Up Agreement shall be conclusive and not subject to negotiation by the Grantee). Each Grant Agreement shall also provide that a condition precedent to any transfer of the Convertible Debt Units or any Shares issued upon the conversion thereof is that the transferee agree in writing to be bound by the obligation described in the preceding sentence to execute and deliver a Lock-Up Agreement.

         (f) SECURITIES LAW COMPLIANCE. The Company may require any Grantee, or any person to whom Convertible Debt Units are transferred, as a condition of converting any such Convertible Debt Units, (i) to give written assurances satisfactory to the Company as to the Grantee's (or transferee's) knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he is capable of evaluating, alone or together with the purchaser representative, the merits and risks of purchasing the Convertible Debt Units; (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Convertible Debt Units for such person's own account and not with any present intention of selling or otherwise distributing the Convertible Debt Units or any Shares that may be issued upon the conversion thereof; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the Shares to be issued upon the conversion of the Convertible Debt Units have been registered under a then currently effective registration statement under the Securities Act, and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on the Convertible Debt Units and on stock certificates evidencing Shares issued upon the conversion thereof as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock, and may enter stop-transfer orders against the transfer of the Convertible Debt Units and the Shares issued upon the conversion of Convertible Debt Units.

    7.   COVENANT OF THE COMPANY.

         (a) RESERVATION OF SHARES. During the terms of the Convertible Debt Units, the Company shall keep available at all times and shall reserve the number of Shares required to satisfy such Convertible Debt Units upon conversion thereof.

    8.   USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Convertible Debt Units and Shares pursuant to the conversion of Convertible Debt Units shall constitute general funds of the Company.

    9.   MISCELLANEOUS.

         (a) NO RIGHTS AS STOCKHOLDER. Neither a Grantee nor any person to whom a Convertible Debt Unit is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Convertible Debt Unit including but not limited to, rights to vote or to receive dividends unless and until such person has satisfied all requirements for conversion of the Convertible Debt Unit pursuant to its terms, the certificates evidencing such Shares have been issued and such person has become a record holder of such Shares.

         (b) NO RIGHT TO CONTINUE AS EMPLOYEE OR CONSULTANT. Nothing in the Plan or any instrument executed or Convertible Debt Unit granted pursuant thereto shall confer upon any Employee or Consultant any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship of any Employee or Consultant with or without cause.

         (c) DATE OF GRANT. The date of grant of a Convertible Debt Unit shall, for all purposes, be the date on which the Committee makes the determination granting such Convertible Debt Unit. Notice of the determination shall be given to each Grantee within a reasonable time after the date of such grant.

         (d) RULE 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Grant Agreement. To the extent any provision of the Plan or action by either the Board or the Committee fails to so comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (e) CONDITIONS UPON CONVERSION OF CONVERTIBLE DEBT UNITS. Notwithstanding any other provisions, Shares shall not be issued and Convertible Debt Units shall not be converted unless the conversion of such Convertible Debt Units and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including

NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (f) PAYMENT OF TAXES UPON CONVERSION OF CONVERTIBLE DEBT UNITS. The Committee may, in its discretion, condition the issuance and delivery of Shares following the conversion of Convertible Debt Units upon satisfactory arrangements having been made for the payment of all federal, state and local taxes that may be required to be withheld or paid by the Company or any Affiliate in connection with the conversion of the Convertible Debt Units.

         (g) GRANTS EXCEEDING ALLOTTED SHARES. If the Shares subject to Grant Agreements exceed, as of the date of a grant, the number of Shares that may be issued under the Plan, such Convertible Debt Unit shall be void with respect to such excess Shares, unless approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 11(c) of the Plan.

         (h) NOTICE. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Grantees required by any provisions of the Plan shall be addressed to the Grantee at the address on file with the Company and shall become effective three (3) days after it is mailed by certified mail, postage prepaid to such address, or at the time of delivery if delivered sooner by messenger or overnight courier.

    10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR
         MERGER.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the maximum number of shares of Common Stock that may be purchased pursuant to the conversion of Convertible Debt Units granted under the Plan subject to the Plan, the number of shares of Common Stock subject to Convertible Debt Units and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Convertible Debt Units have yet been granted or that have been returned to the Plan upon cancellation or expiration of Convertible Debt Units shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to a Convertible Debt Unit.

         (b) MERGER OR ASSET SALE. Subject to Section 10(c), in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the stockholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding Convertible Debt Unit shall be assumed or an equivalent convertible debt unit shall be substituted by such successor entity or an Affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Grantee shall have the right to convert the Convertible Debt Unit as to all Shares subject thereto, including Shares as to which the Convertible Debt Unit would not otherwise be vested. If the Committee makes a Convertible Debt Unit fully convertible in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Committee shall notify the Grantee that the Convertible Debt Unit shall be fully exercisable for a period of twenty (20) days from the date of such notice or such shorter period as the Committee may specify in the notice, and the Convertible Debt Unit will terminate upon the expiration of such period. For the purposes of this Section 10(c), the Convertible Debt Unit shall be considered assumed if, following the merger, restructure, reorganization, consolidation or sale of assets, the Convertible Debt Unit confers the right to purchase, for each Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of shares of Common Stock for each share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger, restructure, reorganization consolidation or sale of assets was not solely common equity of the successor entity or its Affiliate, the Committee may provide for the consideration to be received upon the conversion of the Convertible Debt Unit, for each Share subject thereto, to be solely common stock of the successor entity or its Affiliate equal in fair market value to the per share consideration received by holders of shares of Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

         (c) CHANGE OF CONTROL. Notwithstanding anything to the contrary, the Committee may grant Convertible Debt Units which provide for the acceleration of the Vesting of Shares subject to Convertible Debt Units upon a Change of Control. Such provisions shall be set forth in the Grant Agreement.

    11.  AMENDMENT OF THE PLAN.

         (a) AMENDMENTS BY THE COMMITTEE. The Committee at any time, and from time to time, may amend the Plan; provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

         (b) COMPLIANCE WITH THE CODE AND RULE 16B-3. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and/or Convertible Debt Units granted under it into compliance with the Code and with Rule 16b-3.

         (c) BOARD APPROVAL. Notwithstanding anything to the contrary, the approval of the Board shall be required for any amendment to Section 4(a) of the Plan.

    12.  TERMINATION OR SUSPENSION OF THE PLAN.

         The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 28, 2007. No Convertible Debt Units may be granted under the Plan while the Plan is suspended or after it is terminated.

    13.  EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board.

    14.  GOVERNING LAW.

         The Plan shall be interpreted, construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                        1996 SENIOR EXECUTIVE AND CONSULTANT
                          CONVERTIBLE DEBT PLAN (the "Plan")
                                   GRANT AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Agreement ("Grant Agreement").

I.  NOTICE OF CONVERTIBLE DEBT UNIT GRANT

Grantee's Name and Address
                                  --------------------------------------------

                                  --------------------------------------------

                                  --------------------------------------------

    You have been granted Convertible Debt Units of the Company (the "Convertible Debt Units") in the form of Schedule I hereto, which may be converted to shares of the Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan and this Grant Agreement, as follows:

    Date of Grant
                                                 ------------------------

    Number of Convertible Debt Units
                                                 ------------------------

    Purchase Price per Convertible Debt Unit
                                                 ------------------------

    Total Number of Shares into which the
    Convertible Debt Units may be converted
                                                 ------------------------

    Conversion Price per Share                   $.01

    Expiration Date
    (No more than 5 years from date of grant)    ------------------------

II. AGREEMENT

    1. GRANT OF CONVERTIBLE DEBT UNITS. The Committee hereby grants to the Grantee named in Section I of this Grant Agreement (the "Grantee"), the right to purchase the number of Convertible Debt Units set forth in Section I, at the purchase price per Convertible Debt Unit set forth in Section I (the "Purchase Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Grant Agreement, the terms and conditions of the

Plan shall prevail. The Grantee may review a copy of the Plan at the office of the Secretary of the Company at 2801 Main Street, Irvine, California 92614.

    2. METHOD OF PAYMENT. The purchase price of Convertible Debt Units shall be paid as set forth in the Plan. The price of Shares issued upon conversion of Convertible Debt Units shall be paid as set forth in the Plan.

    3. [TRANSFERABILITY OF CONVERTIBLE DEBT UNITS. Convertible Debt Unit may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The terms of the Plan and this Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee.]

    4. LOCK-UP AGREEMENT. No less than thirty (30) days prior to the commencement of any offering of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act, the Grantee shall execute and deliver a written agreement (the "Lock-Up Agreement") between the Company, the underwriter or underwriters of the Shares and the Grantee pursuant to which the Grantee agrees that he will not offer, sell, contract to sell or otherwise dispose of up to one hundred percent (100%) of the Convertible Debt Units or Shares issued upon the conversion thereof for a period not to exceed 180 days after the commencement by such underwriter or underwriters of such offering in a form negotiated by the Committee (which form of Lock-Up Agreement shall be conclusive and not subject to negotiation by the Grantee). A condition precedent to any transfer of the Convertible Debt Units or any Shares issued upon the conversion thereof is that the transferee agree in writing to be bound by the obligation described in the preceding sentence to execute and deliver a Lock-Up Agreement.

    5. TERM OF CONVERTIBLE DEBT UNITS. Convertible Debt Units may be converted only on or before the expiration date set forth in Section I and may be converted only in accordance with the Plan and the terms of this Grant Agreement.

    6. TAX CONSEQUENCES. The conversion of Convertible Debt Units will have federal and state income tax consequences. THE GRANTEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF CONVERTIBLE DEBT UNITS AND BEFORE CONVERTING CONVERTIBLE DEBT UNITS OR DISPOSING OF THE SHARES OF COMMON STOCK ACQUIRED UPON CONVERSION, PARTICULARLY WITH RESPECT TO HIS STATE'S TAX LAWS.

    7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof. This Grant Agreement is governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws.

    8. WARRANTIES, REPRESENTATIONS AND COVENANTS. The undersigned Grantee warrants and represents that he has reviewed the Plan and this Grant Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of the Plan and this Grant Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Grant Agreement. The Grantee further agrees to notify the Company promptly upon any change in the residence address indicated below.

GRANTEE:                     NATIONAL TELEPHONE &
                             COMMUNICATIONS, INC.
                             a Delaware corporation


                             By:
------------------------          -----------------------------------
Signature                         Title:  President


------------------------
Print Name


Residence Address:


------------------------


------------------------

                                                                     EXHIBIT A




                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                        1996 SENIOR EXECUTIVE AND CONSULTANT
                                CONVERTIBLE DEBT PLAN
                                  CONVERSION NOTICE


National Telephone & Communications, Inc.
2801 Main Street
Irvine, California  92614

Attention:  Secretary

    1. CONVERSION OF CONVERTIBLE DEBT UNITS. Effective as of today, ____________, 199__, the undersigned ("Purchaser") hereby elects to convert his Convertible Debt Units into _________ shares (the "Shares") of the Common Stock of National Telephone & Communications, Inc. (the "Company") under and pursuant to the 1996 Senior Executive and Consultant Convertible Debt Plan (the "Plan") and the Grant Agreement dated _____________, 199__ (the "Grant Agreement"). The purchase price for the Shares shall be $________________, as specified in the Grant Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

    3. REPRESENTATION OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and this Grant Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS OF STOCKHOLDER. Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject for which such Convertible Debt Units are converted including, but not limited to, rights to vote or to receive dividends unless and until Purchaser has satisfied all requirements for conversion of the Convertible Debt Units pursuant to their terms, the certificates evidencing such Shares have been issued and Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to Purchaser as soon as practicable after conversion of the Convertible Debt Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in
Section 10 of the Plan.

    5. LOCK-UP AGREEMENT. No less than thirty (30) days prior to the commencement of any offering of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act, Purchaser shall execute and deliver a written agreement (the

"Lock-Up Agreement") between the Company, the underwriter or underwriters of the Shares and Purchaser pursuant to which Purchaser agrees that he will not offer, sell, contract to sell or otherwise dispose of up to one hundred percent (100%) of the Convertible Debt Units or Shares issued upon the conversion thereof for a period not to exceed 180 days after the commencement by such underwriter or underwriters of such offering in a form negotiated by the Committee (which form of Lock-Up Agreement shall be conclusive and not subject to negotiation by Purchaser). A condition precedent to any transfer of the Convertible Debt Units or any Shares issued upon the conversion thereof is that the transferee agree in writing to be bound by the obligation described in the preceding sentence to execute and deliver a Lock-Up Agreement.

    6. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Grant Agreement are incorporated herein by reference. This Agreement, the Plan and the Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. This agreement is governed by the laws of the State of Delaware without giving effect to principles of conflict of laws.

Submitted by:                Accepted by:

PURCHASER:                   NATIONAL TELEPHONE &
                             COMMUNICATIONS, INC.


                             By:
-------------------------        -----------------------------------
Signature                    Its:
                                  ----------------------------------


-------------------------
Print Name

Address:                     Address:


-------------------------    -------------------------

-------------------------    -------------------------

                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                             DIRECTORS STOCK OPTION PLAN

                           Adopted as of February 28, 1997

    1.   PURPOSES.

         OPPORTUNITY TO PURCHASE STOCK. The purpose of the Plan is to provide a means by which Directors of the Company may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now Directors of the Company, to attract qualified persons to serve as Directors of the Company, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    2.   DEFINITIONS.

         (a) Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) respectively, of the Code, whether such corporations are now or hereafter existing.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Change of Control" means the occurrence, at any time after January 1, 1997, of (i) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company or the transfer of ownership of any voting stock of the Company to any Person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act), of Persons as a consequence of which those Persons who held all of the voting stock of the Company immediately prior to such merger, consolidation or transfer do not hold either directly or indirectly a majority of the voting stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger, consolidation or transfer; (ii) the sale of all or substantially all of the assets of the Company to any Person or "group", of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iii) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months all or any portion of which is after (i) the date set forth above, and
(ii) the date the Company first has securities registered under Section 12 of the Exchange Act, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors.

         (d)  "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Board of Directors of the Company unless a separate committee has been appointed by the Board in accordance with Section 3(c) of the Plan.

         (f) "Common Stock" means the common stock, par value $.01 per share, of the Company.

         (g) "Company" means National Telephone & Communications, Inc., a Delaware corporation.

         (h) "Continuing Directors of the Company" means with respect to any period of 12 consecutive months, (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any members of the Board of Directors of the Company elected after the first day of such period at any annual meeting of stockholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such nomination, and
(iii) any members
of the Board of Directors of the Company elected to succeed Continuing Directors by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such election.

         (i) "Continuous Status as a Director" means the service of a person as a Director is not terminated.

         (j)  "Director" means a member of the Board.

         (k)  "Disability" means permanent and total disability as defined in
Section 22(e)(3) of the Code.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock), as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination (or, if such prices are not reported on such date, such prices as reported on the nearest preceding date), as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; or

              (iii)   If the Fair Market Value is not determined pursuant to
              (i) or (ii) above, then the Fair Market Value shall be determined in good faith by the Committee.

         (n) "Non-Employee Director" means a Director who is considered to be a "non-employee director" in accordance with Section (b)(3)(i) of Rule 16b-3, and any other applicable rules, regulations and interpretations of the Securities and Exchange Commission.

         (o)  "Option" means a stock option granted pursuant to the Plan.

         (p) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (q) "Optioned Shares" means with respect to any Option the Shares subject to the Option.

         (r)  "Optionee" means a Director who holds an outstanding Option.

         (s)  "Person" means an individual or entity.

         (t) "Plan" means this National Telephone & Communications, Inc. Directors Stock Option Plan.

         (u) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

         (v)  "Securities Act" means the Securities Act of 1933, as amended.

         (w) "Shares" means shares of Common Stock, as adjusted in accordance with Section 10.

         (x)  "Vest" has the meaning specified in Section 6(g).

    3.   ADMINISTRATION.

         (a)  ADMINISTRATION.  The Plan shall be administered by the Committee.

         (b) POWERS. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:

              (i)     grant Options;

              (ii) determine, in accordance with Section 6 of the Plan, the Fair Market Value per Share;

              (iii) determine, in accordance with Section 6 of the Plan, the exercise price per Share at which Options may be exercised;

              (iv) determine the Directors to whom, and the time or times at which, Options shall be granted, the number of Optioned Shares subject to each Option and the vesting of such Options;

              (v) determine the terms and provisions of each Option granted (which need not be identical) and the forms of Option Agreements and, subject to Section 11, to modify or amend any outstanding Option;

              (vi)     accelerate the exercise date of any outstanding Option;

              (vii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee;

              (viii)   amend the Plan as provided in Section 11;

              (ix) construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration of the Plan, subject to Section 11, including correcting any defect, omission or inconsistency in the Plan or in any Option Agreement, in any manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

              (x)      authorize the sale of Shares hereunder;

              (xi) effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and grant in substitution therefor new Options relating to the same or different numbers of Shares, but having an exercise price per Share consistent with Section 6(b) at the date of the new Option grant; and

              (xii) make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the preceding provisions of this Section 3(b), after the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act each Option Agreement shall contain a requirement that the Optionee hold Shares acquired upon exercise of the Option for a period of six
(6) months following the date of such acquisition. The Board or the Committee may expressly declare that the requirement of the preceding sentence shall not apply.

         (c) COMMITTEE. The Board may appoint a committee composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All of the members of such committee shall be Non-Employee Directors, if required under Section 3(d). From time to time, the Board may increase the size of such committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), all to the extent permitted by the requirement of Rule 16b-3(d) that such committee be composed solely of two or more Non-Employee Directors. In addition, the Board may remove all members of the Committee and thereafter directly administer the Plan.

         (d) EXCHANGE ACT REGISTRATION. Any requirement that a committee of the Board designated by the Board to administer the Plan be composed exclusively of Non-Employee Directors shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Non-Employee Director shall otherwise comply with the requirements of Rule 16b-3.

         (e) NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive Options (whether or not such persons are similarly situated). Without limiting the generality of the preceding sentence, the Committee shall be entitled to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreement as to (i) the Directors to receive Options and (ii) the terms and provisions of the Option Agreements.

    4.   SHARES SUBJECT TO THE PLAN.

         (a) NUMBER OF SHARES. Subject to the provisions of Section 10 relating to adjustments upon changes in the Common Stock, the number of Shares that may be sold pursuant to Options is 300,000 Shares. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the Optioned Shares not purchased under such Option shall revert to and again become available for issuance under the Plan unless the Plan shall have terminated; provided, however, that Shares that have been actually issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan. Shares that are withheld as payment of the Exercise Price of any Options (as set forth in Section 6(c)) shall be deemed issued for purposes of this Section 4(a).

         (b) STOCK SUBJECT TO THE PLAN. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

    5.   ELIGIBILITY.

         Options may be granted only to Directors who meet such requirements as may from time to time be established by the Committee.

    6.   OPTION PROVISIONS.

         Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. In the event any provisions of the Option Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Option Agreements need not be uniform, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

         (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted and the term of each Option shall be stated in the Option Agreement.

         (b) PRICE. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of each Share subject to the Option on the date the Option is granted.

         (c) CONSIDERATION. The purchase price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, or
(ii) at the discretion of the Committee in one or a combination of the following ways, (A) by delivery to the Company of other Shares to be valued at their Fair Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 6(f), (C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date, or (D) in any other form of legal consideration that may be acceptable to the Committee. If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check.

         (d) INTEREST. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (e) EXERCISE. Subject to Section 9(e), an Option shall be deemed to be exercisable when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company by cash or check. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company by cash or check, amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

         (f) NON-TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person.

         (g) VESTING. The total number of Shares subject to an Option will become exercisable ("Vest") in not less than four, equal annual installments on each anniversary of the date of grant of the Option. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any Shares then remaining subject to the Option. The provisions of this subsection are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised. Options may not be exercised for fractional Shares.

         (h) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under Section 6(f), as a condition of exercising any such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates evidencing Shares issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of an Option.

         (i) TERMINATION. In the event an Optionee's Continuous Status as a Director terminates, the Optionee may exercise his or her Option but only prior to the earlier of the (i) expiration of ninety (90) days after the date of such termination and (ii) expiration of the term of such Option as set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise his or her Option on the date of such termination. If, on the date of such termination, the Optionee is not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option in respect of all of the Optioned Shares within the time specified in the Option Agreement, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.

         (j) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as a Director terminates as a result of the Optionee's Disability, the Optionee or his or her personal representative may exercise his or her Option within one (1) year from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), and only to the extent that the Optionee was entitled to exercise the Option on the date of such termination. If, on the date of such termination, the Optionee is not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after such termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.

         (k) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within one (1) year following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, and only to the extent the Optionee was entitled to exercise the Option on the date of death. If, on the date of death, the Optionee was not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after such death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option in respect of all of the Optioned Shares within the time specified herein, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.

    7. COVENANTS OF THE COMPANY.

         (a) RESERVATION OF SHARES. During the terms of the Options, the Company shall keep available at all times and shall reserve the number of Shares required to satisfy such Options upon exercise thereof.

         (b) REGULATORY APPROVALS. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any Shares issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Option unless and until such authority is obtained.

    8.   USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Shares pursuant to Options shall constitute general funds of the Company.

    9.   MISCELLANEOUS.

         (a) ACCELERATION OF VESTING. The Committee shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will Vest, notwithstanding the provisions of the Option Agreement stating the time at which it may first be exercised or the time during which it will Vest.

         (b) NO RIGHTS AS STOCKHOLDER. Neither an Optionee nor any person to whom an Option is transferred under Section 6(f) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Option including but not limited to, rights to vote or to receive dividends unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and such person has become a record holder of such Shares.

         (c) DATE OF GRANT. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

         (d) RULE 16b-3. Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by either the Board or the Committee fails to so comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (e) CONDITIONS UPON EXERCISE OF OPTIONS. Notwithstanding any other provisions, Shares shall not be issued and Options shall not be exercised unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (f) PAYMENT OF TAXES UPON EXERCISE OF OPTIONS. The Committee may, in its discretion, condition the issuance and delivery of Shares following the exercise of an Option upon satisfactory arrangements having been made for the payment of all federal, state and local taxes that may be required to be withheld or paid by the Company or any Affiliate in connection with the exercise of any Option. These satisfactory arrangements may, at the discretion of the Committee, include in addition to the payment by the Optionee of all such federal, state and local taxes, the withholding by the Company of a portion of the Shares to be issued upon exercise of the Option having a Fair Market Value which is equal to the amount of all federal, state and local taxes that are required to be withheld or paid by the Company or any Affiliate in connection with the exercise of any Option.

         (g) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Shares exceed, as of the date of a grant, the number of Shares that may be issued under the Plan, such Option shall be void with respect to such excess Optioned Shares, unless approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 11(c) of the Plan.

         (h) NOTICE. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Optionees required by any provisions of the Plan shall be addressed to the Optionee at the address on file with the Company and shall become effective three (3) days after it is mailed by certified mail, postage prepaid to such address, or at the time of delivery if delivered sooner by messenger or overnight courier.

    10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the maximum number of shares of Common Stock subject to the Plan, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Optioned Shares.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable.

         (c) MERGER OR ASSET SALE. Subject to Section 10(d), in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the stockholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor entity or an Affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Optioned Shares, including Shares as to which the Option would not otherwise be vested. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of twenty (20) days from the date of such notice or such shorter period as the Committee may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this Section 10(c), the Option shall be considered assumed if, following the merger, restructure, reorganization, consolidation or sale of assets, the Option confers the right to purchase, for each Optioned Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of shares of Common Stock for each share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger, restructure, reorganization consolidation or sale of assets was not solely common equity of the successor entity or its Affiliate, the Committee may provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely common stock of the successor entity or its Affiliate equal in fair market value to the per share consideration received by holders of shares of Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

         (d) CHANGE OF CONTROL. Notwithstanding anything to the contrary, the Committee may grant options which provide for the acceleration of the Vesting of Optioned Shares upon a Change of Control. Such provisions shall be set forth in the Option Agreement.

    11.  AMENDMENT OF THE PLAN.

         (a) AMENDMENTS BY THE COMMITTEE. The Committee at any time, and from time to time, may amend the Plan; provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

         (b) COMPLIANCE WITH RULE 16b-3. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and/or Options granted under it into compliance with Rule 16b-3.

         (c) BOARD APPROVAL. Notwithstanding anything to the contrary, the approval of the Board shall be required for any amendment to Section 4(a) of the Plan.

    12.  TERMINATION OR SUSPENSION OF THE PLAN.

         The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 28, 2007. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

    13.  EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board.

    14.  GOVERNING LAW.

         The Plan shall be interpreted, construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                         DIRECTORS STOCK OPTION PLAN ("Plan")
                                STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement ("Option Agreement").

I.       NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address
                                  --------------------------------------------

                                  --------------------------------------------

                                  --------------------------------------------

         You have been granted an option to purchase shares of the Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Date of Grant
                                                 ------------------------

         Exercise Price per Share
                                                 ------------------------

         Total Number of Optioned Shares
                                                 ------------------------

         Total Exercise Price                  $
                                                 ------------------------

         Expiration Date
         (No more than 10 years from date        ------------------------
         of grant)

         VESTING

         [Insert information for each Optionee. If four year vesting, insert the following.]

         This Option shall be exercisable in the following cumulative installments:

                 (i) Up to one-quarter (1/4) of the total Optioned Shares may be exercised at any time after the first anniversary of the date of grant of this Option and prior to the Expiration Date;

                 (ii) Up to an additional one-quarter (1/4) of the total Optioned Shares may be exercised at any time after the second anniversary of the date of grant of this Option and prior to the Expiration Date;

                 (iii) Up to an additional one-quarter (1/4) of the total Optioned Shares may be exercised at any time after the third anniversary of the date of grant of this Option and prior to the Expiration Date; and

                 (iv) Up to an additional one-quarter (1/4) of the total Optioned Shares may be exercised at any time after the fourth anniversary of the date of grant of this Option and prior to the Expiration Date.

If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total Optioned Shares.

    In addition, in the event of a Change of Control after January 1, 1997, the Optionee shall in such event have the right immediately prior to such event to exercise the Optionee's Option in whole or part without regard to the vesting provisions set forth above.

    TERMINATION PERIOD

    This Option may be exercised prior to the expiration of ninety (90) days after termination of the Optionee's service as a Director of the Company. Upon the death or disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Expiration Date as provided above.

II. AGREEMENT

    1.   GRANT OF OPTION.  The Committee hereby grants to the Optionee named in
Section I of this Option Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in Section I, at the exercise price per share set forth in Section I (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. The Optionee may review a copy of the Plan at the office of the Secretary of the Company at 2801 Main Street, Irvine, California 92614.

    2.   EXERCISE OF OPTION.

         a. RIGHT TO EXERCISE. The Option is exercisable during its term in accordance with the Vesting provisions set forth in Section I. In the event of the Optionee's death, disability or other termination of Optionee's service as a Director of the Company, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

         b. METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and/or the direction to withhold a certain number of shares of Common Stock of the Company and shall be accompanied by the payment in cash or by check of all amounts necessary to satisfy applicable federal, state and local tax withholding requirements. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         c. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         d. The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

    3. METHOD OF PAYMENT. The purchase price of Exercised Shares acquired pursuant to the Option shall be paid as set forth in the Plan. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

    4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5. TERM OF OPTION. This Option may be exercised only on or before the expiration date set forth in Section I and may be exercised only in accordance with the Plan and the terms of this Option Agreement.

    6. HOLDING PERIOD. Shares acquired upon the exercise of this Option shall not be sold, pledged or otherwise transferred for a period of six (6) months from the date of the acquisition of such Shares.

    7. TAX CONSEQUENCES. The exercise of this Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES OF COMMON STOCK ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

    8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof. This Option Agreement is governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws.

    9. WARRANTIES, REPRESENTATIONS AND COVENANTS. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. The Optionee further agrees to notify the Company promptly upon any change in the residence address indicated below.

OPTIONEE:                         NATIONAL TELEPHONE &
                                  COMMUNICATIONS, INC.
                                  a Delaware corporation


                                  By:
------------------------               ---------------------------------------
Signature

                                  Title:  Chairman and Chief Executive Officer
------------------------
Print Name


Residence Address:

------------------------

------------------------
                                                                       EXHIBIT A

                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                             DIRECTORS STOCK OPTION PLAN
                                   EXERCISE NOTICE

National Telephone & Communications, Inc.
2801 Main Street
Irvine, California  92614
Attention:  Secretary

    1. EXERCISE OF OPTION. Effective as of today, ____________, 199__, the undersigned ("Purchaser") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of National Telephone & Communications, Inc. (the "Company") under and pursuant to the Directors Stock Option Plan (the "Plan") and the Stock Option Agreement dated _____________, 199__ (the "Option Agreement"). The purchase price for the Shares shall be $________________, as specified in the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares or __________________________________________
_____________________________________________________________.  THE USE OF
SHARES OF COMMON STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

    3. REPRESENTATION OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and this Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS OF STOCKHOLDER. Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares for which such Option may be exercised including, but not limited to, rights to vote or to receive dividends unless and until Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 10 of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. This agreement is governed by the laws of the State of Delaware without giving effect to principles of conflict of laws.

Submitted by:                     Accepted by:

PURCHASER:                        NATIONAL TELEPHONE &
                                  COMMUNICATIONS, INC.


                                  By:
-------------------------             -----------------------------------
Signature                         Its:
                                       ----------------------------------

-------------------------
Print Name


Address:                          Address:


-------------------------         -------------------------

-------------------------         -------------------------

                    NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                             1996 STOCK OPTION PLAN

                         Adopted as of February 28, 1997


    1.   PURPOSES.

         (a) OPPORTUNITY TO PURCHASE STOCK. The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates and persons who provide, or have provided, goods and services to the Company may be given an opportunity to purchase stock of the Company.
The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, to provide incentives to persons who provide goods and services to the Company to continue to provide goods and services to the Company upon terms favorable to the Company and to provide incentives for all of such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (b) INCENTIVE AND NONSTATUTORY OPTIONS. The Company intends that the Options issued under the Plan shall, in the discretion of the Committee, be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant.

    2.   DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) respectively, of the Code, whether such corporations are now or hereafter existing.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Change of Control" means the occurrence, at any time after January 1, 1997, of (i) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company or the transfer of ownership of any voting stock of the Company to any Person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act) of Persons as a consequence of which those Persons who held all of the voting stock of the Company immediately prior to such merger, consolidation or transfer do not hold either directly or indirectly a majority of the voting stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger, consolidation or transfer; (ii) the sale of all or substantially all of the assets of the Company to any Person or "group", of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iii) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months all or any portion of which is after (i) the date set forth above, and (ii) the date the Company first has securities registered under Section 12 of the Exchange Act, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors.

         (d)  "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Board of Directors of the Company unless a separate committee has been appointed by the Board in accordance with Section 3(c) of the Plan.

         (f) "Common Stock" means the common stock, par value $.01 per share, of the Company.

         (g) "Company" means National Telephone & Communications, Inc., a Delaware corporation.

         (h) "Consultant" means any person, including an advisor or a Director, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee or expense reimbursements by the Company or who are not compensated by the Company for their services as Directors.

         (i) "Continuing Directors of the Company" means with respect to any period of 12 consecutive months, (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any members of the Board of Directors of the Company elected after the first day of such period at any annual meeting of stockholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such nomination, and
(iii) any members of the Board of Directors of the Company elected to succeed Continuing Directors by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such election.

         (j) "Continuous Status as an Employee or Consultant" means the employment or relationship as an Employee or Consultant is not interrupted or terminated with the Company or any Affiliate. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any sick leave, military leave, or any other leave of absence approved by the Committee; provided, however, that for purposes of Incentive Stock Options, any such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute; or (ii) transfers between locations of the Company or between the Company and its Affiliates or between the Company or its Affiliates on the one hand and their successors, on the other hand.

         (k)  "Director" means a member of the Board.

         (l)  "Disability" means permanent and total disability as defined in
Section 22(e)(3) of the Code.

         (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock), as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination (or, if such prices are not reported on such date, such prices as reported on the nearest preceding date), as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; or

              (iii) If the Fair Market Value is not determined pursuant to (i) or (ii) above, then the Fair Market Value shall be determined in good faith by the Committee.

         (p) "Incentive Stock Option" means an Option qualifying as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (q) "Non-Employee Director" means a Director who is considered to be a "non-employee director" in accordance with Section (b)(3)(i) of Rule 16b-3, and any other applicable rules, regulations and interpretations of the Securities and Exchange Commission.

         (r) "Nonstatutory Stock Option" means an Option not qualifying as an Incentive Stock Option.

         (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (t)  "Option" means a stock option granted pursuant to the Plan.

         (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (v) "Optioned Shares" means with respect to any Option the Shares subject to the Option.

         (w) "Optionee" means an Employee, Consultant or other person who holds an outstanding Option.

         (x)  "Person" means an individual or entity.

         (y) "Plan" means this National Telephone & Communications, Inc. 1996 Stock Option Plan.

         (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

         (aa) "Securities Act" means the Securities Act of 1933, as amended.

         (bb) "Shares" means shares of Common Stock, as adjusted in accordance with Section 10.

         (cc) "Vest" has the meaning specified in Section 6(g).

    3.   ADMINISTRATION.

         (a)  ADMINISTRATION.  The Plan shall be administered by the Committee.

         (b) POWERS. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:

              (i)     grant Options;

              (ii) determine, in accordance with Section 6 of the Plan, the Fair Market Value per Share;

              (iii) determine, in accordance with Section 6 of the Plan, the exercise price per Share at which Options may be exercised;

              (iv) determine the Employees, Consultants and persons who provide, or have provided, goods and services to the Company to whom, and the time or times at which, Options shall be granted, the number of Optioned Shares subject to each Option, the vesting of such Options and whether such Options shall be Incentive Stock Options, Nonstatutory Stock Options, or any combination thereof;

              (v) determine the terms and provisions of each Option granted (which need not be identical) and the forms of Option Agreements and, subject to Section 11, to modify or amend any outstanding Option;

              (vi)    accelerate the exercise date of any outstanding Option;

              (vii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee;

              (viii)  amend the Plan as provided in Section 11;

              (ix) construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration of the Plan, subject to Section 11, including correcting any defect, omission or inconsistency in the Plan or in any Option Agreement, in any manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

              (x)     authorize the sale of Shares hereunder;

              (xi) effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and grant in substitution therefor new Options relating to the same or different numbers of Shares, but having an exercise price per Share consistent with Section 6(b) at the date of the new Option grant; and

              (xii) make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the preceding provisions of this Section 3(b), after the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act the Option Agreement for each Option granted to a Director or Officer of the Company shall contain a requirement that the Optionee hold Shares acquired upon exercise of the Option for a period of six (6) months following the date of such acquisition. The Board or the Committee may expressly declare that the requirement of the preceding sentence shall not apply.

         (c) COMMITTEE. The Board may appoint a committee composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All of the members of such committee shall be Non-Employee Directors, if required under Section 3(d). From time to time, the Board may increase the size of such committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), all to the extent permitted by the requirement of Rule 16b-3(d) that such committee be composed solely of two or more Non-Employee Directors. In addition, the Board may remove all members of the committee and thereafter directly administer the Plan.

         (d) EXCHANGE ACT REGISTRATION. Any requirement that a committee of the Board designated by the Board to administer the Plan be composed exclusively of Non-Employee Directors shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Non-Employee Director shall otherwise comply with the requirements of Rule 16b-3.

         (e) NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive Options (whether or not such persons are similarly situated). Without limiting the generality of the preceding sentence, the Committee shall be entitled to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements as to (i) the Employees, Consultants or other persons to receive Options and (ii) the terms and provisions of the Option Agreements.

    4.   SHARES SUBJECT TO THE PLAN.

         (a) NUMBER OF SHARES. Subject to the provisions of Section 10 relating to adjustments upon changes in the Common Stock, the number of Shares that may be sold pursuant to Options is up to 3,705,001 Shares. At no time shall the total number of Shares (i) issuable upon the exercise of all outstanding options to purchase Shares issued by the Company (including the Options) and (ii) provided for under any stock bonus or similar plan of the Company exceed sixty percent (60%) of the then outstanding Shares. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the Optioned Shares not purchased under such Option shall revert to and again become available for issuance under the Plan unless the Plan shall have terminated; provided, however, that Shares that have been actually issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan. Shares that are withheld as payment of the Exercise Price of any Options (as set forth in Section 6(c)) shall be deemed issued for purposes of this Section 4(a).

         (b) STOCK SUBJECT TO THE PLAN. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

    5.   ELIGIBILITY.

         (a) EMPLOYEES AND CONSULTANTS. Incentive Stock Options may be granted only to Employees who meet such requirements as may from time to time be established by the Committee. Subject to Section 5(b) below, Nonstatutory Stock Options may be granted only to Employees or Consultants who meet such requirements as may from time to time be established by the Committee.

         (b) DIRECTORS. A Director shall only be eligible for the benefits of the Plan if he or she is also an Employee or a Consultant, provided, however, that each grant of an Option to a Director shall be approved by either the Board or a Committee of the Board designated by the Board to administer the Plan composed exclusively of Non-Employee Directors.

         (c) 10% HOLDERS. No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock on the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

         (d) OTHER LIMITS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) OTHER PERSONS ELIGIBLE TO RECEIVE OPTIONS. Persons who provide, or have in the past provided, goods and services to the Company shall be eligible for grants of Nonstatutory Stock Options.

    6.   OPTION PROVISIONS.

         Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. In the event any provisions of the Option Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Option Agreements need not be uniform, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

         (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted and the term of each Option shall be stated in the Option Agreement.

         (b) PRICE. Subject to Section 5(c), the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of each Share subject to the Option on the date the Option is granted.

         (c) CONSIDERATION. The purchase price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, or
(ii) at the discretion of the Committee in one or a combination of the following ways, (A) by delivery to the Company of other Shares to be valued at their Fair Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 6(f), (C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date, or (D) in any other form of legal consideration that may be acceptable to the Committee. If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check.

         (d) INTEREST. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (e) EXERCISE. Subject to Section 9(f), an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company by cash or check. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company by cash or check, amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

         (f) NON-TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The Board or the Committee may grant Nonstatutory Stock Options without restrictions on transfer or with restrictions on transfer which are less broad than the restrictions on transfer described in the immediately preceding sentence.

         (g) VESTING. Up to 711,026 of the Shares that may be awarded under Options shall not become exercisable ("Vest") until at least fifteen (15) months after (i) the date of employment in the case of Employees or (ii) the date on which a consulting contract is executed by the Consultant, in the case of Consultants, but in no event prior to January 1, 1998. In the event that an Optionee who receives an Option described in the preceding sentence has served both as an Employee and as a Consultant, the date upon which such Optionee's Option shall Vest shall be determined by reference to the earlier of the dates described in clauses (i) and (ii) of the preceding sentence. Up to 735,000 of the Shares that may be awarded under Options shall not Vest until June 30, 1998. Up to 576,924 of the Shares that may be awarded under Options shall not Vest until January 31, 2002. The remaining Shares that may be awarded under Options shall Vest in not less than four, equal installments on each anniversary of the date of the grant of the Option. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which shall be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may Vest with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became Vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any Shares then remaining subject to the Option. The provisions of this subsection are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised. Options may not be exercised for fractional Shares.

         (h) ACCELERATION OF VESTING. In the event that the total of the Company's net income plus income and franchise taxes paid or accrued during each fiscal quarter exceeds ten million dollars ($10,000,000) in any four consecutive calendar quarters up to and including the fourth calendar quarter of 1997, the Vesting of certain of the outstanding Options to purchase the Shares referred to in the fifth sentence of Section 6(g) selected by the Board shall accelerate so that all Shares subject to such selected Options shall Vest on the later to occur of (i) forty-five (45) days after the last day of the fourth consecutive calendar quarter on which the total of the Company's net income plus income and franchise taxes exceeded ten million dollars ($10,000,000) or (ii) 180 days after the sale by the Company of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act. In the event that the total of the Company's net income plus income and franchise taxes paid or accrued during each fiscal quarter of 1997 does not exceed ten million dollars ($10,000,000) but the Company's total net income plus income and franchise taxes paid or accrued during 1998 is more than twice the Company's total net income plus income and franchise taxes paid or accrued during 1997, the Vesting of certain of the outstanding Options to purchase the Shares referred to in the fifth sentence of Section 6(g) selected by the Board shall accelerate so that all Shares subject to such selected Options shall Vest on the later of (i) February 15, 1999 or (ii) 180 days after the sale by the Company of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act. In the event that the sales of the Company exceed the amounts set forth below in any calendar quarter up to and including the fourth calendar quarter of 1999, the Vesting of the outstanding Options to purchase the Shares referred to in the fourth sentence of Section 6(g) shall accelerate so that the following number of Shares subject to such Options shall Vest:

         SALES IN CALENDAR QUARTER          NUMBER OF SHARES VESTING
         -------------------------          ------------------------


         $100,000,000                       192,308


         $125,000,000                       384,616


         $180,000,000                       576,924


         (i) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under Section 6(f), as a condition of exercising any such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates evidencing Shares issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of an Option.

         (j)  TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A CONSULTANT.
Subject to such exceptions as the Board or the Committee may from time to time determine, in the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option but only prior to the earlier of the (i) expiration of ninety (90) days after the date of such termination in the case of Employees or thirty (30) days after such termination in the case of Consultants and (ii) expiration of the term of such Option as set forth in the Option Agreement, and only to the extent that the

Optionee was entitled to exercise his or her Option on the date of such termination. If, on the date of such termination, the Optionee is not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option in respect of all of the Optioned Shares within the time specified in the Option Agreement, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.

         (k) DISABILITY OF OPTIONEE. Subject to such exceptions as the Board or the Committee may from time to time determine, in the event an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee or his or her personal representative may exercise his or her Option within one (1) year from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), and only to the extent that the Optionee was entitled to exercise the Option on the date of such termination. If, on the date of such termination, the Optionee is not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after such termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.

         (l) DEATH OF OPTIONEE. Subject to such exceptions as the Board or the Committee may from time to time determine, in the event of the death of an Optionee, the Option may be exercised, at any time within one (1) year following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, and only to the extent the Optionee was entitled to exercise the Option on the date of death. If, on the date of death, the Optionee was not entitled to exercise his or her Option in respect of all of the Optioned Shares, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after such death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option in respect of all of the Optioned Shares within the time specified herein, the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to and again become available for issuance under the Plan.

    7.   COVENANTS OF THE COMPANY.

         (a) RESERVATION OF SHARES. During the terms of the Options, the Company shall keep available at all times and shall reserve the number of Shares required to satisfy such Options upon exercise thereof.

         (b) REGULATORY APPROVALS. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any Shares issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Option unless and until such authority is obtained.

    8.   USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Shares pursuant to Options shall constitute general funds of the Company.

    9.   MISCELLANEOUS.

         (a) ACCELERATION OF VESTING. In addition to the acceleration of Vesting described in Section 6(h), the Committee shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will Vest pursuant to Section 6(g), notwithstanding the provisions of the Option Agreement stating the time at which it may first be exercised or the time during which it will Vest.

         (b) NO RIGHTS AS STOCKHOLDER. Neither an Optionee nor any person to whom an Option is transferred under Section 6(f) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Option including but not limited to, rights to vote or to receive dividends unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and such person has become a record holder of such Shares.

         (c) NO RIGHT TO CONTINUE AS EMPLOYEE OR CONSULTANT. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship of any Employee, Consultant or Optionee with or without cause.

         (d) DATE OF GRANT. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

         (e) RULE 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by either the Board or the Committee fails to so comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (f) CONDITIONS UPON EXERCISE OF OPTIONS. Notwithstanding any other provisions, Shares shall not be issued and Options shall not be exercised unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (g) PAYMENT OF TAXES UPON EXERCISE OF OPTIONS. The Committee may, in its discretion, condition the issuance and delivery of Shares following the exercise of an Option upon satisfactory arrangements having been made for the payment of all federal, state and local taxes that may be required to be withheld or paid by the Company or any Affiliate in connection with the exercise of any Option. These satisfactory arrangements may, at the discretion of the Committee, include in addition to the payment by the Optionee of all such federal, state and local taxes, the withholding by the Company of a portion of the Shares to be issued upon exercise of the Option having a Fair Market Value which is equal to the amount of all federal, state and local taxes that are required to be withheld or paid by the Company or any Affiliate in connection with the exercise of any Option.

         (h) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Shares exceed, as of the date of a grant, the number of Shares that may be issued under the Plan, such Option shall be void with respect to such excess Optioned Shares, unless approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 11(c) of the Plan.

         (i) NOTICE. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Optionees required by any provisions of the Plan shall be addressed to the Optionee at the address on file with the Company and shall become effective three (3) days after it is mailed by certified mail, postage prepaid to such address, or at the time of delivery if delivered sooner by messenger or overnight courier.

    10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR
         MERGER.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the maximum number of shares of Common Stock subject to the Plan, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Optioned Shares.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable.

         (c) MERGER OR ASSET SALE. Subject to Section 10(d), in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the stockholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor entity or an Affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Optioned Shares, including Shares as to which the Option would not otherwise be vested. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of twenty (20) days from the date of such notice or such shorter period as the Committee may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this Section 10(c), the Option shall be considered assumed if, following the merger, restructure, reorganization, consolidation or sale of assets, the Option confers the right to purchase, for each Optioned Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of shares of Common Stock for each share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger, restructure, reorganization, consolidation or sale of assets was not solely common equity of the successor entity or its Affiliate, the Committee may provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely common stock of the successor entity or its Affiliate equal in fair market value to the per share consideration received by holders of shares of Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

         (d) CHANGE OF CONTROL. Notwithstanding anything to the contrary, the Committee may grant options which provide for the acceleration of the Vesting of Optioned Shares upon a Change of Control. Such provisions shall be set forth in the Option Agreement.

    11.  AMENDMENT OF THE PLAN.

         (a) AMENDMENTS BY THE COMMITTEE. The Committee at any time, and from time to time, may amend the Plan; provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

         (b) COMPLIANCE WITH THE CODE AND RULE 16B-3. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and/or Incentive Stock Options granted under it into compliance with the Code and with Rule 16b-3.

         (c) BOARD APPROVAL. Notwithstanding anything to the contrary, the approval of the Board shall be required for any amendment to Section 4(a) of the Plan.

    12.  TERMINATION OR SUSPENSION OF THE PLAN.

         The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 28, 2007. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

    13.  EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board.

    14.  INFORMATION REQUIREMENT.

         The Company shall provide financial statements of the Company (which need not be audited) to each Optionee during each calendar year in which the Optionee either (i) is the record owner of Shares or (ii) may exercise his or her Option.

    15.  GOVERNING LAW.

         The Plan shall be interpreted, construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                    NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                         1996 STOCK OPTION PLAN ("Plan")
                             STOCK OPTION AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement ("Option Agreement").


I.  NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address
                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------


    You have been granted an option to purchase shares of the Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Date of Grant
                                                 -------------------------------

         Exercise Price per Share
                                                 -------------------------------

         Total Number of Optioned Shares         -------------------------------




         Total Exercise Price                 $
                                                 -------------------------------

         Type of Option:                        _____ Incentive Stock Option

                                                 _____ Nonstatutory Stock Option

         Expiration Date
         (No more than 10 years from date       -------------------------------
         of grant, 5 years for certain grants)


    VESTING

[NOTE VESTING PROVISIONS WILL DIFFER DEPENDENT UPON WHETHER THE OPTION IS PART OF THE INITIAL OR SUBSEQUENT GRANTS OF OPTIONS.]

[OPTION THAT IS PART OF THE INITIAL GRANTS OF OPTIONS]

    This Option may be exercised at any time after [insert date which is fifteen (15) months after the date of employment or the date of the consulting agreement, or if both, the earlier of the two dates] and prior to the Expiration Date, but in no event prior to January 1, 1998.

    [Insert information for each Optionee].

[OPTION THAT IS PART OF THE SUBSEQUENT GRANTS OF OPTIONS]

    [Insert information for each Optionee. If four year vesting, insert the following.]

    This Option shall be exercisable in the following cumulative installments:

         (i) Up to one-quarter (1/4) of the total Optioned Shares may be exercised at any time after the first anniversary of the date of grant of this Option and prior to the Expiration Date;

         (ii) Up to an additional one-quarter (1/4) of the total Optioned Shares may be exercised at any time after the second anniversary of the date of grant of this Option and prior to the Expiration Date;

         (iii) Up to an additional one-quarter (1/4) of the total Optioned Shares may be exercised at any time after the third anniversary of the date of grant of this Option and prior to the Expiration Date; and

         (iv) Up to an additional one-quarter (1/4) of the total Optioned Shares may be exercised at any time after the fourth anniversary of the date of grant of this Option and prior to the Expiration Date.

If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total Optioned Shares.


    In addition, in the event of a Change of Control after January 1, 1997, the Optionee shall in such event have the right immediately prior to such event to exercise the Optionee's Option in whole or part without regard to the vesting provisions set forth above.

    [Insert following provision for certain Optionees.]

    ACCELERATION OF VESTING

    In the event that the total of the Company's net income plus all taxes (including without limitation all federal, state and local income and franchise taxes) paid or accrued during each fiscal quarter exceeds ten million dollars ($10,000,000) in any four consecutive calendar quarters up to and including the fourth calendar quarter of 1997, the vesting of all of your Optioned

Shares shall accelerate so that all of your Optioned Shares shall become exercisable on the later to occur of (i) forty-five (45) days after the last day of the fourth consecutive calendar quarter on which the total of the Company's net income plus all taxes paid or accrued exceeds ten million dollars ($10,000,000) or (ii) 180 days after the sale by the Company of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act. In the event that the total of the Company's net income plus income and franchise taxes paid or accrued during each fiscal quarter of 1997 does not exceed ten million dollars ($10,000,000) but the Company's total net income plus income and franchise taxes paid or accrued during 1998 is more than twice the Company's total net income plus income and franchise taxes paid or accrued during 1997, the vesting of all of your Optioned Shares shall accelerate so that all of your Optioned Shares shall become exercisable on the later of (i) February 15, 1999 or (ii) 180 days after the sale by the Company of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act.

    TERMINATION PERIOD

    This Option may be exercised as to your vested Optioned Shares prior to the expiration of [ninety (90) days after termination of the Optionee's employment relationship/thirty (30) days after the termination of such Optionee's consulting relationship] with the Company, but not after the expiration of such [ninety (90)/thirty (30) day] period. Upon the death or disability of the Optionee, this Option may be exercised as to your vested Optioned Shares for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Expiration Date as provided above.

II. AGREEMENT

    1.   GRANT OF OPTION.  The Committee hereby grants to the Optionee named in
Section I of this Option Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in Section I, at the exercise price per share set forth in Section I (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. The Optionee may review a copy of the Plan at the office of the Secretary of the Company at 2801 Main Street, Irvine, California 92614.

    If designated as an Incentive Stock Option ("ISO") in Section I hereof, this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code (the "Code"). However, to the extent that the aggregate fair market value of shares subject to the Optionee's ISOs granted by the Company or any Affiliate becoming exercisable for the first time in any one calendar year exceeds the $100,000 (as determined pursuant to Code Section 422(d)), the options that exceed such amount shall be treated as a Nonstatutory Stock Option.

    2.   EXERCISE OF OPTION.

         a. RIGHT TO EXERCISE. The Option is exercisable during its term in accordance with the Vesting provisions set forth in Section I. In the event of the Optionee's death, disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

         b. METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and/or the direction to withhold a certain number of shares of Common Stock of the Company and shall be accompanied by the payment in cash or by check of all amounts necessary to satisfy applicable federal, state and local tax withholding requirements. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         c. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         d. The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

    3. METHOD OF PAYMENT. The purchase price of Exercised Shares acquired pursuant to the Option shall be paid as set forth in the Plan. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

    4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5. TERM OF OPTION. This Option may be exercised only on or before the expiration date set forth in Section I and may be exercised only in accordance with the Plan and the terms of this Option Agreement.

    6. TAX CONSEQUENCES. The exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES OF COMMON STOCK ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.


    7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof. This Option Agreement is governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws.

    8. WARRANTIES, REPRESENTATIONS AND COVENANTS. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. The Optionee further agrees to notify the Company promptly upon any change in the residence address indicated below.

OPTIONEE:                         NATIONAL TELEPHONE &
                                  COMMUNICATIONS, INC.
                                  a Delaware corporation


                                  By:
--------------------------            ------------------------------------------
Signature


--------------------------         Title:  Chairman and Chief Executive Officer
Print Name



Check one of the following:
Employee      _______
Consultant    ______

Other         ______


Residence Address:

--------------------------

--------------------------

                                                                       EXHIBIT A

                    NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                             1996 STOCK OPTION PLAN
                                 EXERCISE NOTICE


National Telephone & Communications, Inc.
2801 Main Street
Irvine, California  92614
Attention:  Secretary

    1. EXERCISE OF OPTION. Effective as of today, ____________, 199__, the undersigned ("Purchaser") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of National Telephone & Communications, Inc. (the "Company") under and pursuant to the 1996 Stock Option Plan (the "Plan") and the Stock Option Agreement dated _____________, 199__ (the "Option Agreement"). The purchase price for the Shares shall be $________________, as specified in the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares or ________________________________. THE USE OF SHARES OF COMMON STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

    3. REPRESENTATION OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and this Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS OF STOCKHOLDER. Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares for which such Option may be exercised including, but not limited to, rights to vote or to receive dividends unless and until Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 10 of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. This agreement is governed by the laws of the State of Delaware without giving effect to principles of conflict of laws.

Submitted by:                Accepted by:

PURCHASER:                   NATIONAL TELEPHONE &
                             COMMUNICATIONS, INC.

                             By:
--------------------------            ------------------------------------------
Signature                    Its:
                                      ------------------------------------------

--------------------------
Print Name


Address:                     Address:


--------------------------   -------------------------

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